UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2015
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001623838
WFRBS Commercial Mortgage Trust 2014-C25
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0000729153
The Royal Bank of Scotland plc
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001592182
Rialto Mortgage Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001624053
Silverpeak Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the depositor: 0001112998
RBS Commercial Funding Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177891-07	06-1565524

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Washington Blvd.
Stamford, Connecticut
(Address of principal executive offices)

06901
(Zip Code)

(203) 897-2700
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2014, RBS Commercial Funding Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee of the WFRBS 2014-C25 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the WFRBS 2014-C25 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “AMCP Portfolio” on Schedule I to the Pooling and Servicing Agreement (the “AMCP Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “AMCP Portfolio Loan Combination”) that includes the AMCP Portfolio Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “AMCP Portfolio Companion Loan”).  The AMCP Portfolio Loan Combination, including the AMCP Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2015 (the “WFCM 2015-C26 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee, relating to the WFCM 2015-C26 Mortgage Trust securitization transaction into which the AMCP Portfolio Companion Loans was deposited.  The WFCM 2015-C26 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the WFCM 2015-C26 Pooling and Servicing Agreement applicable to the servicing of the AMCP Portfolio Mortgage Loan may differ in certain respects to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on November 19, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Pooling and Servicing Agreement, dated as of February 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS COMMERCIAL FUNDING INC.
(Registrant)
Date: March 21, 2016
	By:	/s/ Jeffrey Orr
Name: Jeffrey Orr
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S‑K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of February 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee.
(E)